UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021

REDBOX ENTERTAINMENT INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-39741 (Commission File Number)	85-2157010 (I.R.S. Employer Identification Number)

1 Tower Lane, Suite 800 Oakbrook Terrace, Illinois (Address of principal executive offices)	60181 (Zip Code)

(630) 756-8000 Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RDBX	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	RDBXW	The Nasdaq Stock Market LLC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Change in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On December 9, 2021, the Audit Committee (the “Audit Committee”) of the Board of Directors of Redbox Entertainment Inc. (the “Company”) approved the dismissal of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm, effective December 9, 2021.

Marcum’s reports on the Company’s financial statements for the period from July 24, 2020 (inception) through December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the period from July 24, 2020 (inception) through December 31, 2020 and the subsequent period through December 9, 2021, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. In its Annual Report on Form 10-K/A, the Company disclosed control deficiencies which were material weaknesses. No other reportable events as defined in Item 304(a)(1)(v) of Regulation S-K occurred within the period of Marcum’s engagement and subsequent interim period preceding Marcum’s dismissal.

The Company has provided Marcum with the disclosures under this Item 4.01(a) and has requested Marcum to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.01(a) and, if not, stating the respects in which it does not agree. A copy of Marcum’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of Independent Registered Public Accounting Firm

On December 9, 2021, the Audit Committee approved the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s new independent registered public accounting firm, effective upon the dismissal of Marcum as the Company’s independent registered public accounting firm. Grant Thornton served as the independent registered public accounting firm of Redwood Intermediate, LLC (“Redbox”) prior to the business combination between Seaport Global Acquisition Corp. and Redbox.

During the period from July 24, 2020 (inception) through December 31, 2020 and the subsequent period through September 30, 2021, the Company did not consult Grant Thornton with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Grant Thornton that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

16.1	Letter from Marcum LLP, dated December 9, 2021

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDBOX ENTERTAINMENT INC.

	By:	/s/ Kavita Suthar
Name: Kavita Suthar
Title: Chief Financial Officer

Date: December 9, 2021